SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)	August 14, 2002

INTERPOOL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11862 (Commission File Number)	13-3467669 (IRS Employer ID File Number)

211 College Road East, Princeton, New Jersey	08540

(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, including area code:	(609) 452-8900

Not Applicable

(Former name or former address, if changed since last report)

Item 5.     Other Events.

                      On August 14, 2002, Interpool, Inc. published a press release relating to the filing of its report on Form 10-Q for the quarter ended June 30, 2002. The text of the press release is attached as an exhibit hereto.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

          (a) Financial Statements.

                     None.

          (b) Pro Forma Financial Information.

                      None.

          (c) Exhibits.

                      99.1     Press Release dated August 14, 2002.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2002	INTERPOOL, INC. By: /s/ Mitchell I. Gordon Name: Mitchell I. Gordon Title: Executive Vice President and Chief Financial Officer